UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A No. 3

Amending Item Number 7*

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2002

SMARTVIDEO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Oakbrook Drive, Suite 405, Norcross Georgia	30093
(Address of principal executive offices)	(Zip Code)

(770) 729-8777
Issuer's telephone number, including area code

ARMAGH Group, Inc.
(Former name or former address, if changed since last report)

*	This Form 8-K dated November 26, 2002 is being amended to include the pro forma financial information required by Item 7(b).

SMARTVIDEO TECHNOLOGIES INC.
Index to Form 8-K

PART I

Page
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits	3
Signatures	7

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

Since the operating results of OVT, Inc. for the year ended December 31, 2002 are reflected in the audited consolidated statements of operations in accordance with reverse acquisition accounting, we have not included the separate financial statements of the acquired business in this amendment to this Form 8-K. Please see the consolidated financial statements of operations for the year ended December 31, 2002 as previously filed with the Securities and Exchange Commission in our Form 10-KSB.

(b) Pro forma Financial Information

BASIS OF PRESENTATION

On November 26, 2002, the Armagh Group, Inc., an inactive public company, and OVT, Inc., dba SmartVideo, a Georgia corporation, entered into a transaction that resulted in the combination of the two entities. In January 2003, we changed our name from the Armagh Group, Inc. to SmartVideo Technologies, Inc. to reflect the new direction of our business.

OVT, Inc is a provider of high quality multimedia solutions that allow live or on-demand programing to be delivered over the internet and to the wireless environment at speeds as low as 23K and serves corporate, governmental, entertainment and educational sectors with multimedia products and services that include streaming video and audio, interactive programing, graphics, and animation.

Since the result of this combination is already reflected in our consolidated balance sheets as of December 31, 2002 and March 31, 2003, we have not included pro forma consolidated balance sheets as of those dates.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002, gives effect to the transaction as if it occurred on January 1, 2002. Since the result of this combination is already reflected in our consolidated statement of operations for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission, we have not included pro forma consolidated statement of operations as of that date.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 is not necessarily indicative of the consolidated results of operations that would have resulted had the acquisition taken place on January 1, 2002.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 should be read in conjunction with SmartVideo Technologies, Inc.'s audited consolidated financial statements and accompanying notes to the financial statements as of and for the year ended December 31, 2002 and the unaudited consolidated financial statements and accompanying notes to the financial statements as of and for the quarterly period ended March 31, 2003, as previously filed with the Securities and Exchange Commission.

DESCRIPTION OF TRANSACTION

On November 26, 2002, the Armagh Group, Inc. acquired all of the issued and outstanding equity securities of OVT, Inc., d/b/a SmartVideo, in exchange for 12,000,000 shares of our Series A Preferred Stock plus 916,666 shares of our common stock. The shares of common stock will be issued on November 26, 2003. Each Series A Preferred share may be converted into one share of our common stock at any time after November 26, 2003. Each Series A Preferred share is entitled to one vote on any matter for which our shareholders may vote generally. The agreement relating to the acquisition of SmartVideo provides that 3,000,000 of the Series A Preferred shares will be forfeited if OVT fails to attain pre-tax earnings for the fiscal year of OVT ended September 30, 2003 of $220,000. As OVT, Inc. will retain control of the combined entity after the merger is completed, this transaction has been accounted for as a "reverse acquisition". Under reverse acquisition accounting, OVT, Inc. is considered to be the accounting acquiror and the Armagh Group, Inc. is considered to be the accounting acquiree. The historical financial statements of OVT, Inc. for the periods prior to the merger will become those of SmartVideo Technologies, Inc. and the net loss per share for the periods prior to the merger will be restated based on the adjusted exchange ratio of shares issued in the merger taking into account the reverse stock split effected in January 2003.

SMARTVIDEO TECHNOLOGIES, INC.

Pro forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2002
(Unaudited)

                                                        (Formerly the
                                                         Armagh Group,
                                                             Inc.)
                                                          SmartVideo      Pro Forma      Pro Forma       Pro Forma
                                            OVT, Inc.    Technologies      Subtotal     Adjustments    Consolidated
                                          -------------  -------------  -------------  -------------  --------------

Revenue                                   $       2,750  $           -  $       2,750  $           -  $        2,750
                                          -------------  -------------  -------------  -------------  --------------

Expenses
   Compensation and benefits                    202,119              -        202,119              -         202,119
   General & administrative                      61,038         55,499        116,537              -         116,537
   Service fees                                 240,000      2,918,700      3,158,700              -       3,158,700
   Depreciation & amortization                    3,480              -          3,480              -           3,480
                                          -------------  -------------  -------------  -------------  --------------

     Total operating expenses                   506,637      2,974,199      3,480,836              -       3,480,836
                                          -------------  -------------  -------------  -------------  --------------

         Loss from operations                  (503,887)    (2,974,199)    (3,478,086)             -      (3,478,086)

Other expense
   Interest expense                              20,660         60,180         80,840              -          80,840
                                          -------------  -------------  -------------  -------------  --------------

Net loss before loss from discontinued
  operations                              $    (524,547) $  (3,034,379) $  (3,558,926) $           -  $   (3,558,926)
                                          =============  =============  =============  =============  ===============

Loss per share
   Basic and diluted net loss per share   $       (0.14) $       (0.91)                               $        (0.86)
                                          =============  =============                                ==============

   Basic and diluted weighted average
    common shares                             3,708,218      3,318,274                                     4,127,243
                                          =============  =============                                ==============

DESCRIPTION OF ADJUSTMENTS

There were no pro forma adjustments applied to the historical financial statements of SmartVideo Technologies, Inc. and OVT, Inc., to arrive at the pro forma condensed consolidated statement of operations.

(c) Exhibits

     None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTVIDEO TECHNOLOGIES INC.
Date:	June 4, 2003	By:	/s/ Richard E. Bennett, Jr.
Richard E. Bennett, Jr.

President & Chief Executive Officer